[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) INTERNATIONAL
                                        GROWTH FUND

                                        SEMIANNUAL REPORT o NOVEMBER 30, 2002

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       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Barry P. Dargan]
     Barry P. Dargan

For the six months ended November 30, 2002, Class A shares of the fund provided a total return of -12.30%, Class B shares -12.51%, Class C shares -12.53%, and Class I shares -11.67%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with returns over the same period of -15.00% and -14.93%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper Index is an unmanaged, net-asset-value-weighted index of the top qualifying mutual funds within the International Fund category, which invest their assets in securities with primary trading markets outside of the United States. The Index has been adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.86%.

Q.  COULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. We witnessed a market that seemed to change direction about four months into the six-month period. Early on, investors appeared to expect a return to weaker economic conditions and perhaps a double-dip recession. That drove a dramatic market sell-off that culminated in early October.

    At that point, investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the final two months of the period, we saw a stock market rally that, in our view, was bolstered when the U.S. Federal Reserve Board (the Fed) cut interest rates decisively in early November. We think one of the biggest worries around the world has been that the global economy might slip into deflation like Japan has suffered over the past decade, and we believe the Fed's rate cut did a great deal to calm that fear.

Q.  WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE OVER THE PERIOD?

A. As with the market itself, we saw an about-face during the period in the types of stocks that helped performance. When the market was falling, our more defensive stocks performed well -- holdings such as consumer staples firms Unilever, Diageo, and Reckitt Benckiser, agricultural chemical firm Syngenta, and medical and scientific publisher Reed Elsevier.

    After a rally began in October, some of our strongest performance came from stocks that had suffered earlier in the period. The majority of these were companies whose performance has tended to be more cyclical and therefore more linked to a recovery in the economy. Examples included British Sky Broadcasting, a pay television service that saw several of its competitors disappear in the downturn; SAP, a German enterprise software firm; and Cap Gemini, an information technology services firm headquartered in France.

Q.  WHERE DID YOU FIND NEW OPPORTUNITIES?

A. In October and November, we increased our positions and added new positions in stocks that we felt had been unfairly beaten up by the market. One of our key strategies is to buy companies that our research indicates are good businesses that the market has mis-priced due to a short-term problem. For example, we increased our position in B.T. Group PLC, which was being reorganized by a new management team, and added a new position in ARM holdings, a British semiconductor firm.

Q.  WHAT HOLDINGS HURT PERFORMANCE OVER THE PERIOD?

A. As investors seemed to conclude the global economy was headed for better times, some of our defensive stocks began to lag the market. In response, we sold out of some of our defensive holdings such as the Swiss consumer staples firm Nestle and Canadian National Railway. As mentioned above, some of the more aggressive, cyclical holdings that held back results early in the period became drivers of performance when the market rallied.

    Possibly our biggest detractors, relative to the MSCI EAFE Index, were two components of the benchmark that we did not own at the end of the period. Vodafone is a British cellular phone company that we had sold because we felt its stock had become overvalued relative to its cash flow. The stock, however, bounced nicely in the October/November rally. Nokia, the Finnish cell phone manufacturer, was another stock we did not own that performed strongly in the rally.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A. As of the end of November, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. Another factor is the growth of China as a manufacturing power with very low labor costs.

    We feel this investment climate plays to our strength, which is bottom-up research into individual firms. In the consumer staples area, for example, our research has uncovered companies with strong brand names that we think may retain pricing power in a tough environment. We've also invested in several advertising-sensitive media firms, because we think advertising is a key tool that corporations will use to build brand recognition and retain pricing power. To paraphrase the U.S. Marines recruiting slogan, we're looking for a few good companies, and we think our research may continue to find them.

/s/ Barry P. Dargan

    Barry P. Dargan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   BARRY P. DARGAN IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE INTERNATIONAL GROWTH EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   BARRY JOINED MFS IN 1996 FROM SBC WARBURG JAPAN LTD. IN TOKYO, WHERE AS EXECUTIVE DIRECTOR HE FOLLOWED JAPANESE STOCKS SINCE 1992. FROM 1988 TO 1992 HE WAS AN ANALYST IN THE JAPANESE EQUITY RESEARCH DEPARTMENT OF JAMES CAPEL PACIFIC LTD. IN TOKYO. HE WAS A EUROPEAN TECHNOLOGY ANALYST WITH UBS SECURITIES FROM 1985 TO 1988, BASED IN LONDON. HE WAS NAMED VICE PRESIDENT AT MFS IN 1996 AND PORTFOLIO MANAGER IN 2001.

   BARRY IS A GRADUATE OF THE CITY UNIVERSITY OF LONDON AND IS A CHARTERED ACCOUNTANT.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR
   PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL,
   COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution only when preceded or accompanied by the current prospectus.
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   FUND FACTS
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  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       OCTOBER 24, 1995

  CLASS INCEPTION:             CLASS A  OCTOBER 24, 1995
                               CLASS B  OCTOBER 24, 1995
                               CLASS C  JULY 1, 1996
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $74.9 MILLION NET ASSETS AS OF NOVEMBER 30, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2002

CLASS A
                                        6 Months         1 Year        3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                           -12.30%        - 8.97%        -26.14%        -11.90%         -4.60%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                    --          - 8.97%        - 9.61%        - 2.50%         -0.66%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                    --          -13.30%        -11.06%        - 3.45%         -1.34%
------------------------------------------------------------------------------------------------------------

CLASS B
                                        6 Months         1 Year        3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                           -12.51%        - 9.45%        -27.21%        -14.18%         -8.09%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                    --          - 9.45%        -10.05%        - 3.01%         -1.18%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                    --          -13.07%        -10.89%        - 3.36%         -1.18%
------------------------------------------------------------------------------------------------------------

CLASS C
                                        6 Months         1 Year        3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                           -12.53%        - 9.45%        -27.25%        -14.21%         -7.90%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                    --          - 9.45%        -10.06%        - 3.02%         -1.15%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                    --          -10.35%        -10.06%        - 3.02%         -1.15%
------------------------------------------------------------------------------------------------------------

CLASS I
                                        6 Months         1 Year        3 Years        5 Years          Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales
  Charge)                                -11.67%        - 7.49%        -22.89%        - 7.19%         +0.94%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                         --          - 7.49%        - 8.30%        - 1.48%         +0.13%
------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, October 24, 1995, through
  November 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C share performance, including sales charge, reflects the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of one of the fund's original share classes (Class B). For periods prior to its inception, Class I share performance includes the performance of one of the fund's original share classes (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                      20.2%
            LEISURE                                 13.4%
            HEALTH CARE                             10.2%
            CONSUMER STAPLES                         9.9%
            UTILITIES & COMMUNICATIONS               9.8%

TOP 10 STOCK HOLDINGS

BP AMOCO PLC  3.1%                           DIAGEO PLC  2.1%
British oil and petrochemical company        British food and beverage
                                             conglomerate
ROYAL BANK OF SCOTLAND GROUP PLC  2.4%
Banking firm with operations in the          QBE INSURANCE GROUP LTD.  1.9%
United Kingdom and the United States         Australian commercial insurance
                                             company
TOTALFINAELF S.A.  2.2%
French oil and petrochemical company         UBS AG  1.7%
                                             Swiss asset management firm
REED ELSEVIER N.V.  2.2%
Dutch publisher of scientific, legal,        VNU N.V.  1.7%
and business information                     Dutch-headquartered market research
                                             and business publishing firm
UNILEVER PLC  2.2%
British food and consumer goods              ASTRAZENECA  GROUP PLC  1.6%
manufacturer                                 U.K.-headquartered pharmaceuticals
                                             manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2002

Stocks - 95.7%
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ISSUER                                                                            SHARES               VALUE
------------------------------------------------------------------------------------------------------------
Foreign Stocks - 94.4%
  Australia - 5.6%
    Amcor, Ltd. (Containers)*                                                     15,963         $    73,315
    APN News & Media Ltd. (Publishing)*                                          173,872             285,340
    Brambles Industries Ltd. (Industrial Services)                               125,000             315,056
    Broken Hill Proprietary Co. Ltd. (Mining)                                    132,200             749,338
    News Corp Ltd. (Media)*                                                      106,138             754,988
    QBE Insurance Group Ltd. (Insurance)*                                        298,428           1,337,197
    Tab Ltd. (Gaming)                                                            205,570             343,117
    TABCORP Holdings Ltd. (Leisure)                                               56,790             350,207
                                                                                                 -----------
                                                                                                 $ 4,208,558
------------------------------------------------------------------------------------------------------------
  Austria - 0.4%
    Erste Bank der oesterreichischen Sparkassen AG (Banks & Credit Cos.)           5,500         $   297,682
------------------------------------------------------------------------------------------------------------
  Belgium - 0.6%
    Interbrew (Beverages)                                                         22,000         $   458,812
------------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Ace Ltd. (Insurance)                                                          13,250         $   451,825
------------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    BCE, Inc. (Telecommunications)                                                   113         $     2,058
    Encana Corp. (Utilities - Gas)                                                22,200             605,042
    Talisman Energy, Inc. (Oils)                                                  10,000             348,201
                                                                                                 -----------
                                                                                                 $   955,301
------------------------------------------------------------------------------------------------------------
  China - 1.4%
    China Oilfield Services Ltd. (Oil Services)*                                 906,000         $   216,096
    Denway Motors Ltd. (Automotive)                                              720,000             253,905
    Huaneng Power International, Inc. (Energy)                                   500,000             394,322
    TCL International Holdings Ltd. (Consumer Products)                          599,700             190,333
                                                                                                 -----------
                                                                                                 $ 1,054,656
------------------------------------------------------------------------------------------------------------
  Croatia - 0.5%
    Pliva d.d., GDR (Medical & Health Products)                                   26,740         $   392,861
------------------------------------------------------------------------------------------------------------
  France - 8.3%
    Aventis S.A. (Pharmaceuticals)                                                16,650         $   925,140
    BNP Paribas S.A. (Banks & Credit Cos.)                                        16,300             663,689
    Cap Gemini S.A. (Computer Services)                                            8,400             268,363
    Groupe Danone (Food & Beverage Products)                                       3,930             514,010
    L'Air Liquide S.A. (Gas)                                                       6,462             866,992
    Sanofi-Synthelabo S.A. (Medical & Health Products)                            16,000             943,842
    Societe Television Francaise 1 (Media)                                        14,997             450,529
    Total Fina Elf S.A., "B" (Oils)                                               11,950           1,603,305
                                                                                                 -----------
                                                                                                 $ 6,235,870
------------------------------------------------------------------------------------------------------------
  Germany - 4.4%
    Bayerische Motoren Werke AG (Automotive)                                      17,110         $   579,595
    Beru AG (Automotive)                                                           3,600             155,519
    Celanese AG (Chemicals)                                                       30,650             706,478
    Fresenius AG, preferred (Medical Supplies)                                     8,260             360,030
    Porsche AG, (Automotive)                                                       1,439             668,948
    SAP AG, ADR (Computer Software - Systems)                                      5,720             500,796
    Schering AG (Pharmaceuticals)                                                  7,540             321,234
                                                                                                 -----------
                                                                                                 $ 3,292,600
------------------------------------------------------------------------------------------------------------
  Hong Kong - 1.0%
    Hong Kong & China Gas Ltd. (Oil & Gas)                                       284,000         $   376,933
    SmarTone Telecommunications Holdings Ltd.
      (Telecommunications - Wireless)                                            347,760             401,354
                                                                                                 -----------
                                                                                                 $   778,287
------------------------------------------------------------------------------------------------------------
  India - 0.6%
    Housing Development Finance Corp., Ltd. (Financial Services)                  32,200         $   457,379
------------------------------------------------------------------------------------------------------------
  Ireland - 1.2%
    Bank of Ireland (Banks & Credit Cos.)                                         32,900         $   356,462
    Irish Life & Permanent PLC (Financial Institutions)                           45,000             500,523
                                                                                                 -----------
                                                                                                 $   856,985
------------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Assicurazioni Generali S.p.A. (Insurance)                                     26,620         $   531,106
------------------------------------------------------------------------------------------------------------
  Japan - 15.9%
    Brother Industries Ltd. (Electronics)                                        139,000         $   988,001
    Canon, Inc. (Business Machines)                                               27,000           1,027,796
    Credit Saison Co., Ltd. (Financial Services)                                  34,700             637,826
    East Japan Railway Co. (Railroads)                                               124             584,219
    Fast Retailing Co. (Retail)                                                   13,000             465,194
    Fujimi, Inc. (Chemicals)                                                       9,000             176,068
    Fujisawa Pharmaceuticals (Pharmaceuticals)                                    19,000             411,966
    Honda Motor Co., Ltd. (Automotive)                                            19,000             715,520
    Mimasu Semiconductor Industry Co., Ltd. (Electronics)                         16,000             159,374
    Nippon Electric Glass Co., Ltd. (Manufacturing)                               53,000             554,280
    Nissan Motor Co. (Automotive)                                                 92,000             732,670
    Nissin Co., Ltd. (Financial Services)                                         50,500             370,476
    NTT DoCoMo, Inc. (Cellular Phones)                                               186             376,003
    Promise Co., Ltd. (Financial Services)                                         7,850             289,224
    Right On Co., Ltd. (Retail)                                                    5,300              59,619
    Shin-Etsu Chemical Co., Ltd. (Chemicals)                                      17,500             621,943
    Shiseido Co., Ltd. (Consumer Products)                                        62,000             735,833
    Sompo Japan Insurance, Inc. (Insurance - Property & Casualty)                 59,000             330,877
    Sony Corp. (Electronics)                                                       8,400             371,112
    Stanley Electric Co., Ltd. (Electronics)                                      30,000             353,603
    Takeda Chemical Industries Co. (Pharmaceuticals)                              17,000             713,645
    Tokyo Gas Co., Ltd. (Gas)                                                    270,000             803,309
    Uni-Charm Corp. (Forest & Paper Products)                                     12,000             436,257
                                                                                                 -----------
                                                                                                 $11,914,815
------------------------------------------------------------------------------------------------------------
  Mexico - 1.8%
    America Movil S.A. de C.V., ADR (Telecommunications)                          25,000         $   378,750
    Coca-Cola Femsa S.A., ADR (Beverages)                                         21,260             469,633
    Grupo Televisa S.A., ADR (Entertainment)*                                      7,750             228,083
    Wal-Mart de Mexico S.A. de C.V., "Series C" (Retail)*                          1,754               3,822
    Wal-Mart de Mexico S.A. de C.V., "Series V" (Retail)*                        111,440             273,493
                                                                                                 -----------
                                                                                                 $ 1,353,781
------------------------------------------------------------------------------------------------------------
  Netherlands - 7.6%
    Akzo Nobel N.V. (Chemicals)                                                   23,050         $   720,836
    Fugro N.V. (Engineering & Construction)*                                       9,657             412,386
    Koninklijke KPN N.V. (Telecommunications)                                    107,050             710,160
    Koninklijke Philips Electronics N.V. (Electronics)                            32,700             716,385
    OPG Groep N.V. (Pharmaceuticals)                                               8,835             300,511
    Reed Elsevier N.V. (Publishing)                                              129,470           1,600,779
    VNU N.V. (Printing & Publishing)*                                             39,954           1,192,333
                                                                                                 -----------
                                                                                                 $ 5,653,390
------------------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    Telecom Corp. of New Zealand Ltd. (Telecommunications)*                      213,860         $   514,303
------------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Tandberg ASA (Telecommunications)*                                            30,000         $   413,347
------------------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Mobile Telesystems, ADR (Telecommunications)                                   6,290         $   244,995
------------------------------------------------------------------------------------------------------------
  Singapore - 1.3%
    MobileOne Asia Ltd. (Telecommunications - Wireless)*                         503,000         $   375,904
    Singapore Press Holdings Ltd. (Printing & Publishing)                         25,000             280,247
    United Overseas Bank Ltd. (Banks & Credit Cos.)                               51,310             348,593
                                                                                                 -----------
                                                                                                 $ 1,004,744
------------------------------------------------------------------------------------------------------------
  Spain - 3.3%
    Compania de Distribucion Integral Logista, S.A.
      (Business Services)                                                         21,520         $   429,995
    Iberdrola S.A. (Utilities - Electric)                                         39,000             504,276
    Inditex (Retail)                                                              22,300             542,359
    Telefonica, S.A. (Telecommunications)                                         99,751           1,014,402
                                                                                                 $ 2,491,032
------------------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    Alfa Laval (Engineering & Construction)*                                      60,220         $   444,884
    Capio AB (Healthcare)                                                         39,700             293,289
                                                                                                 -----------
                                                                                                 $   738,173
------------------------------------------------------------------------------------------------------------
  Switzerland - 6.9%
    Converium Holding AG (Insurance)                                              16,480         $   679,502
    Givaudan S.A. (Chemicals)                                                        570             236,749
    Jomed N.V. (Medical & Health Products)                                        27,350             316,674
    Lonza Group AG (Chemicals)*                                                    3,100             188,755
    Novartis AG (Medical & Health Products)                                       20,300             754,332
    STMicroelectronics N.V. (Electronics)                                         12,970             331,416
    Syngenta AG (Chemicals)                                                       17,805           1,006,812
    Synthes-Stratec, Inc. (Medical & Health Products)                                720             426,038
    UBS AG (Financial Services)                                                   24,017           1,208,530
                                                                                                 -----------
                                                                                                 $ 5,148,808
------------------------------------------------------------------------------------------------------------
  United Kingdom - 28.4%
    ARM Holdings PLC (Electronics)                                               426,900         $   448,056
    AstraZeneca Group PLC (Medical & Health Products)                             30,600           1,163,806
    Aviva PLC (Insurance)*                                                        62,948             536,860
    BP PLC (Oils)*                                                               343,671           2,236,356
    British Sky Broadcasting Group PLC (Broadcasting)                             71,780             733,283
    BT Group PLC (Telecommunications)*                                           164,100             535,834
    Close Brothers Group PLC (Banks & Credit Cos.)                                53,400             469,129
    Compass Group PLC (Food & Beverage Products)                                  73,360             359,883
    Daily Mail & General Trust (Printing & Publishing)                            47,590             486,905
    Diageo PLC (Food & Beverage Products)*                                       142,365           1,482,028
    Easy Jet PLC (Airlines)                                                       60,000             326,996
    Granada Compass PLC (Media)*                                                 290,000             430,630
    HSBC Holdings PLC (Banks & Credit Cos.)*                                      48,530             575,377
    Intertek Testing Services PLC (Business Services)                             80,000             517,471
    Jardine Lloyd Thompson Group PLC (Insurance)                                  28,100             293,833
    Johnson Service Group PLC (Business Services)                                 35,580             150,756
    Johnston Press PLC (Printing & Publishing)                                    99,668             578,827
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                                   37,530             316,578
    Maiden Group PLC (Advertising)                                                35,750             142,527
    National Grid Group PLC (Telecommunications)                                 112,380             753,565
    NEXT PLC (Retail)*                                                            54,150             707,262
    Reckitt Benckiser PLC (Consumer Goods & Services)*                            46,310             804,323
    Rio Tinto Group (Metals & Mining)*                                            24,000             485,875
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                       66,774           1,711,068
    Schroders PLC (Financial Services)                                            40,000             365,713
    Signet Group PLC (Retail)*                                                   208,000             282,183
    St. Jame's Place Capital PLC (Insurance)                                     120,070             284,713
    Standard Chartered PLC (Banks & Credit Cos.)*                                 62,220             749,781
    Taylor Nelson Sofres PLC (Market Research)                                   173,980             439,597
    Unilever PLC (Consumer Products)                                             176,560           1,571,703
    Victrex PLC (Chemicals)                                                       52,000             181,923
    William Hill Organization Ltd. (Gaming)                                      101,740             338,934
    Willis Group Holdings Ltd. (Insurance)*                                       10,000             276,100
    WPP Group PLC (Advertising)                                                   61,330             519,246
                                                                                                 -----------
                                                                                                 $21,257,121
------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $70,706,431
------------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.3%
  Business Services - 0.7%
    Manpower, Inc.                                                                14,620         $   544,887
------------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    AFLAC, Inc.                                                                   14,490         $   447,017
------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $   991,904
------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $69,617,490)                                                      $71,698,335
------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.3%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
------------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 11/29/02, due 12/02/02, total to be
      received $3,251,358 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                     $3,251         $ 3,251,000
------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $72,868,490)                                                 $74,949,335

Other Assets, Less Liabilities - 0.0%                                                                (17,918)
------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $74,931,417
------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $72,868,490)             $ 74,949,335
  Foreign currency, at value (identified cost, $175)                        123
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         3,809,515
  Cash                                                                    2,013
  Receivable for investments sold                                     1,184,249
  Receivable for fund shares sold                                       571,003
  Interest and dividends receivable                                     128,774
  Other assets                                                              751
                                                                   ------------
      Total assets                                                 $ 80,645,763
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $  3,809,515
  Payable for investments purchased                                   1,030,046
  Payable for fund shares reacquired                                    758,342
  Payable to affiliates -
    Management fee                                                        5,883
    Shareholder servicing agent fee                                         605
    Distribution and service fee                                          4,416
  Accrued expenses and other liabilities                                105,539
                                                                   ------------
      Total liabilities                                            $  5,714,346
                                                                   ------------
Net assets                                                         $ 74,931,417
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 95,515,260
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      2,081,737
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (22,323,632)
  Accumulated net investment loss                                      (341,948)
                                                                   ------------
      Total                                                        $ 74,931,417
                                                                   ============
Shares of beneficial interest outstanding                            6,074,823
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $40,903,210 / 3,277,348 shares of beneficial
    interest outstanding)                                             $12.48
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $13.10
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $30,188,786 / 2,480,693 shares of beneficial
    interest outstanding)                                             $12.17
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,685,552 / 305,029 shares of beneficial
    interest outstanding)                                             $12.08
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $153,869 / 11,753 shares of
     beneficial interest outstanding)                                 $13.09
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                       $   625,068
    Interest                                                             39,090
    Foreign taxes withheld                                              (60,351)
                                                                    -----------
      Total investment income                                       $   603,807
                                                                    -----------
  Expenses -
    Management fee                                                  $   364,559
    Trustees' compensation                                               24,768
    Shareholder servicing agent fee                                      37,377
    Distribution and service fee (Class A)                               98,070
    Distribution and service fee (Class B)                              158,849
    Distribution and service fee (Class C)                               18,723
    Administrative fee                                                    1,775
    Custodian fee                                                        73,586
    Printing                                                             34,090
    Postage                                                              14,107
    Auditing fees                                                        17,500
    Legal fees                                                            3,314
    Miscellaneous                                                       108,821
                                                                    -----------
      Total expenses                                                $   955,539
    Fees paid indirectly                                                 (3,513)
    Reduction of expenses by investment adviser                         (28,162)
                                                                    -----------
      Net expenses                                                  $   923,864
                                                                    -----------
        Net investment loss                                         $  (320,057)
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(6,539,638)
    Foreign currency transactions                                       (23,091)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(6,562,729)
                                                                    -----------
  Change in unrealized depreciation -
    Investments                                                     $(3,031,199)
    Translation of assets and liabilities in foreign currencies          (3,082)
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(3,034,281)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(9,597,010)
                                                                    -----------
          Decrease in net assets from operations                    $(9,917,067)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED             YEAR ENDED
                                                                     NOVEMBER 30, 2002           MAY 31, 2002
                                                                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                      $  (320,057)          $   (479,320)
  Net realized loss on investments and foreign currency transactions        (6,562,729)            (4,636,481)
  Net unrealized loss on investments and foreign currency translation       (3,034,281)            (2,928,407)
                                                                           -----------           ------------
      Decrease in net assets from operations                               $(9,917,067)          $ (8,044,208)
                                                                           -----------           ------------
Net increase (decrease) in net assets from fund share transactions         $ 1,057,374           $ (7,926,388)
                                                                           -----------           ------------
        Total decrease in net assets                                       $(8,859,693)          $(15,970,596)
Net assets:
  At beginning of period                                                    83,791,110             99,761,706
                                                                           -----------           ------------
  At end of period (including accumulated net investment loss of
    $341,948 and $21,891, respectively)                                    $74,931,417           $ 83,791,110
                                                                           ===========           ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MAY 31,
                                       SIX MONTHS ENDED         --------------------------------------------------------------
                                      NOVEMBER 30, 2002            2002           2001          2000         1999         1998
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $14.22          $15.48         $19.19        $15.16       $17.78       $16.90
                                                 ------          ------         ------        ------       ------       ------
Income (loss) from investment
  operations# -
  Net investment income (loss)(S)                $(0.04)         $(0.04)        $(0.08)       $ 0.05       $ 0.01       $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency              (1.70)          (1.22)         (2.24)         3.98        (2.20)        1.18
                                                 ------          ------         ------        ------       ------       ------
      Total from investment operations           $(1.74)         $(1.26)        $(2.32)       $ 4.03       $(2.19)      $ 1.17
                                                 ------          ------         ------        ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --            $ --           $(0.06)       $ --         $ --         $(0.22)
  From net realized gain on investments and
    foreign currency transactions                  --              --            (1.32)         --          (0.43)       (0.07)
  In excess of net investment income               --              --            (0.01)         --           --           --
                                                 ------          ------         ------        ------       ------       ------
      Total distributions declared to
        shareholders                             $ --            $ --           $(1.39)       $ --         $(0.43)      $(0.29)
                                                 ------          ------         ------        ------       ------       ------
Net asset value - end of period                  $12.48          $14.22         $15.48        $19.19       $15.16       $17.78
                                                 ======          ======         ======        ======       ======       ======
Total return(+)                                  (12.30)%++       (8.07)%       (12.54)%       26.58%     (12.30)%        7.08%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       2.25%+          2.06%          2.01%         2.04%        2.01%        2.01%
  Net investment income (loss)                    (0.64)%+        (0.30)%        (0.47)%        0.31%        0.09%       (0.08)%
Portfolio turnover                                   50%            127%            84%          110%         100%         225%
Net assets at end of period
  (000 Omitted)                                 $40,903         $42,084        $49,797       $60,133      $43,678      $53,659

  (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.05)         $(0.05)
        Ratios (to average net assets):
          Expenses##                               2.33%+          2.13%
          Net investment loss                     (0.72)%+        (0.37)%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MAY 31,
                                       SIX MONTHS ENDED         --------------------------------------------------------------
                                      NOVEMBER 30, 2002            2002           2001          2000         1999         1998
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $13.91          $15.21         $18.89        $15.01       $17.71       $16.82
                                                 ------          ------         ------        ------       ------       ------
Income (loss) from investment
  operations# -
  Net investment loss(S)                         $(0.07)         $(0.11)        $(0.17)       $(0.04)      $(0.07)      $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency              (1.67)          (1.19)         (2.19)         3.92        (2.20)        1.19
                                                 ------          ------         ------        ------       ------       ------
      Total from investment operations           $(1.74)         $(1.30)        $(2.36)       $ 3.88       $(2.27)      $ 1.09
                                                 ------          ------         ------        ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --            $ --          $  --          $ --         $ --         $(0.13)
  From net realized gain on investments and
    foreign currency transactions                  --              --            (1.32)         --          (0.43)       (0.07)
                                                 ------          ------         ------        ------       ------       ------
      Total distributions declared to
        shareholders                             $ --            $ --           $(1.32)       $ --         $(0.43)      $(0.20)
                                                 ------          ------         ------        ------       ------       ------
Net asset value - end of period                  $12.17          $13.91         $15.21        $18.89       $15.01       $17.71
                                                 ======          ======         ======        ======       ======       ======
Total return                                     (12.51)%++       (8.55)%       (12.93)%       25.85%     (12.80)%        6.59%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       2.75%+          2.56%          2.51%         2.54%        2.51%        2.51%
  Net investment loss                             (1.14)%+        (0.80)%        (0.97)%       (0.21)%      (0.42)%      (0.57)%
Portfolio turnover                                   50%            127%            84%          110%         100%         225%
Net assets at end of period
  (000 Omitted)                                 $30,189         $37,337        $44,600       $53,764      $41,959      $59,055

  (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.07)         $(0.12)
        Ratios (to average net assets):
          Expenses##                               2.83%+          2.63%
          Net investment loss                     (1.22)%+        (0.87)%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED         ---------------------------------------------------------------
                                     NOVEMBER 30, 2002            2002           2001           2000         1999         1998
                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $13.81          $15.10         $18.79         $14.93       $17.62       $16.76
                                                ------          ------         ------         ------       ------       ------
Income (loss) from investment
  operations# -
  Net investment income (loss)(S)               $(0.07)         $(0.11)        $(0.17)        $ 0.01       $(0.07)      $(0.10)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (1.66)          (1.18)         (2.19)          3.85        (2.19)        1.19
                                                ------          ------         ------         ------       ------       ------
      Total from investment operations          $(1.73)         $(1.29)        $(2.36)        $ 3.86       $(2.26)      $ 1.09
                                                ------          ------         ------         ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                    $ --            $ --           $(0.01)        $ --        $  --         $(0.16)
  From net realized gain on investments and
    foreign currency transactions                 --              --            (1.32)          --          (0.43)       (0.07)
  In excess of net investment income              --              --             --  +++        --           --           --
                                                ------          ------         ------         ------       ------       ------
      Total distributions declared to
        shareholders                            $ --            $ --           $(1.33)        $ --         $(0.43)      $(0.23)
                                                ------          ------         ------         ------       ------       ------
Net asset value - end of period                 $12.08          $13.81         $15.10         $18.79       $14.93       $17.62
                                                ======          ======         ======         ======       ======       ======
Total return                                    (12.53)%++       (8.54)%       (12.98)%        25.94%      (12.87)%       6.62%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      2.75%+          2.56%          2.51%          2.54%        2.51%        2.52%
  Net investment income (loss)                   (1.14)%+        (0.80)%        (0.97)%         0.04%       (0.43)%      (0.56)%
Portfolio turnover                                  50%            127%            84%           110%         100%         225%
Net assets at end of period
  (000 Omitted)                                 $3,686          $4,370         $5,364         $5,756       $3,608       $3,380

  (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                     $(0.07)         $(0.12)
        Ratios (to average net assets):
          Expenses##                              2.83%+          2.63%
          Net investment loss                    (1.22)%+        (0.87)%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                     SIX MONTHS ENDED         ----------------------------------------------------------------
                                    NOVEMBER 30, 2002            2002           2001           2000          1999         1998
                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $14.83          $15.69         $19.45         $15.26        $17.81       $16.94
                                               ------          ------         ------         ------        ------       ------
Income (loss) from investment
  operations# -
  Net investment income (loss)(S)              $(0.04)         $ 0.18         $(0.01)        $(0.07)       $ 0.10       $ 0.10
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.70)          (1.04)         (2.27)          4.26         (2.22)        1.15
                                               ------          ------         ------         ------        ------       ------
      Total from investment operations         $(1.74)         $(0.86)        $(2.28)        $ 4.19        $(2.12)      $ 1.25
                                               ------          ------         ------         ------        ------       ------
Less distributions declared to
  shareholders -
  From net investment income                   $ --            $ --           $(0.16)        $ --            --         $(0.31)
  From net realized gain on investments
    and foreign currency transactions            --              --            (1.32)          --           (0.43)       (0.07)
                                               ------          ------         ------         ------        ------       ------
      Total distributions declared to
        shareholders                           $ --            $ --           $(1.48)        $ --          $(0.43)      $(0.38)
                                               ------          ------         ------         ------        ------       ------
Net asset value - end of period                $13.09          $14.83         $15.69         $19.45        $15.26       $17.81
                                               ======          ======         ======         ======        ======       ======
Total return                                   (11.67)%++       (6.68)%       (11.17)%        27.54%       (11.94)%       7.65%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.75%+          1.56%          1.51%          1.59%         1.51%        1.52%
  Net investment income (loss)                  (1.43)%+         1.23%         (0.08)%        (0.40)%        0.65%        0.59%
Portfolio turnover                                 50%            127%            84%           110%          100%         225%
Net assets at end of period
  (000 Omitted)                                  $154          $ --  +++      $ --  +++      $ --  +++       $128         $155

  (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)           $(0.05)         $ 0.17
        Ratios (to average net assets):
          Expenses##                             1.83%+          1.63%
          Net investmet income (loss)          (1.51)%+         1.16%
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $3,620,810. These loans were collateralized by cash of $3,809,515 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                       SHARES         AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        3,809,515        $3,809,515

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,142 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,371 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, capital losses.

The tax character of distributions declared for the years ended May 31, 2002 and May 31, 2001 was as follows:

                                                  MAY 31, 2002    MAY 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                    $  --        $4,536,434
    Long-term capital gain                                --         3,780,386
                                                       -------      ----------
Total distributions declared                           $  --        $8,316,820
                                                       =======      ==========

As of May 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                                        $(12,842,869)
Unrealized gain                                                     4,304,263
Other temporary differences                                        (2,128,170)

For federal income tax purposes, the capital loss carry-forward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2009, $(619,236) and May 31, 2010, $(12,223,633).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets               0.975%
      Average net assets in excess of $500 million           0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 1, 2001, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a pension expense of $11,565 for inactive trustees for the six months ended November 30, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                      0.0175%
              Next $2.5 billion                     0.0130%
              Next $2.5 billion                     0.0005%
              In excess of $7 billion               0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,386 for the six months ended November 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
Distribution Fee                              0.25%         0.75%         0.75%
Service Fee                                   0.25%         0.25%         0.25%
                                              -----         -----         -----
Total Distribution Plan                       0.50%         1.00%         1.00%
                                              =====         =====         =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended November 30, 2002, amounted to:

                                            CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
Service Fee Retained by MFD                  $2,702           $98           $76

Fees incurred under the distribution plan during the six months ended November 30, 2002, were as follows:

                                            CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
Total Distribution Plan                       0.50%         1.00%         1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of shareholder redemptions within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of shareholder redemptions within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2002, were as follows:

                                            CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed      $665       $30,627          $206

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $36,114,350 and $36,460,963, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $72,868,490
                                                                  -----------
Gross unrealized appreciation                                     $ 6,663,106
Gross unrealized depreciation                                      (4,582,261)
                                                                  -----------
    Net unrealized appreciation                                   $ 2,080,845
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 3,889,255      $ 48,009,364       4,357,317      $ 66,680,854
Shares reacquired                          (3,570,524)      (44,472,552)     (4,616,103)      (70,659,474)
                                          -----------      ------------     -----------      ------------
    Net increase (decrease)                   318,731      $  3,536,812        (258,786)     $ (3,978,620)
                                          ===========      ============     ===========      ============
Class B shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   269,787      $  3,279,206         597,375      $  8,877,706
Shares reacquired                            (473,849)       (5,764,158)       (845,696)      (12,182,326)
                                          -----------      ------------     -----------      ------------
    Net decrease                             (204,062)     $ (2,484,952)       (248,321)     $ (3,304,620)
                                          ===========      ============     ===========      ============
Class C shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   133,016      $  1,619,382         870,079      $ 12,754,454
Shares reacquired                            (144,405)       (1,763,868)       (909,034)      (13,397,602)
                                          -----------      ------------     -----------      ------------
    Net decrease                              (11,389)     $   (144,486)        (38,955)     $   (643,148)
                                          ===========      ============     ===========      ============
Class I shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                    11,746      $    150,000         --           $   --

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $142 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

MFS(R) INTERNATIONAL GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Barry P. Dargan+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) INTERNATIONAL GROWTH FUND                              ---------------
                                                                 PRSRT STD
MFS(R)                                                          U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                    MFS
500 Boylston Street                                           ---------------
Boston, MA 02116-3741





(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             FGF-SEM  1/03  25M